                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d)OF
                    THE SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)
                            December 14, 1999


                            LNB Bancorp, Inc.
         (Exact name of the registrant as specified in its charter)

        Ohio                         0-13203            34-1406303
(State or other jurisdiction of   (SEC File No.)      (I.R.S. Employer
 incorporation or organization)                    Identification No.)

          457 Broadway, Lorain, Ohio               44052 - 1769
          (Address of principal executive offices)   (Zip Code)

                             (440) 244 - 6000
          Registrant's telephone number, including area code

                              Not Applicable
          (Former name, former address and former fiscal year,
                     if changed since last report)

ITEM 5  - Other Events

(A) Special Meeting of Shareholders of LNB Bancorp, Inc.

A Special Meeting of Shareholders of LNB Bancorp, Inc. was held at 521 Broadway, Lorain, Ohio 44052, on Tuesday, December 14, 1999, at 10:00 AM local time for the purpose of considering and voting upon three proposals. Proxy Statements were furnished to shareholders of LNB Bancorp, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Special Meeting of Shareholders on December 14, 1999.

        Proposals voted upon

          (1)AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK - To approve an amendment to the Articles of Incorporation of LNB Bancorp, Inc. to increase the number of authorized shares of Common Stock from 5,000,000 to 15,000,000 shares.

                                       ABSTAIN/     BROKER
                FOR        AGAINST     WITHHELD    NON-VOTES

             3,534,553     116,419      41,890      429,913

          (2)AUTHORIZATION OF PREFERRED STOCK - To approve an amendment to the Articles of Incorporation of LNB Bancorp, Inc. to provide for 1,000,000 authorized shares of Voting Preferred Stock.

                                       ABSTAIN/     BROKER
                FOR        AGAINST     WITHHELD    NON-VOTES

             2,865,383     317,986      47,743      891,663

          (3)ELIMINATION OF PREEMPTIVE RIGHTS - To approve an amendment to the Articles of Incorporation of LNB Bancorp, Inc. to eliminate the preemptive rights of shareholders to purchase additional shares upon issuance.

                                       ABSTAIN/     BROKER
                FOR        AGAINST     WITHHELD    NON-VOTES

             2,886,214     270,398      74,499      891,664


The total number of shares of LNB Bancorp, Inc. Common Stock, $1.00 par value, outstanding as of October 27, 1999, the record date of the Special Meeting, was 4,122,775. The above three Proposed Amendments were approved by an affirmative vote of the holders of at least two-thirds (66 2/3%) of the outstanding shares of Common Stock of the Corporation entitled to vote at the Special Meeting which were 4,122,775. The percentage of affirmative votes on the above three proposals is as follows:

                       Affirmative
                           Vote
                        -----------
          Proposal 1       85.73
          Proposal 2       69.50
          Proposal 3       70.00

Certificate of Amended Articles of Incorporation of LNB Bancorp, Inc., is herein incorporated by reference to Item 7, Exhibit 99.1 of this Form 8-K.

(B) Change in Executive Management of LNB Bancorp, Inc. and its wholly owned subsidiary Lorain National Bank.

The Board of Directors of LNB Bancorp, Inc., and its wholly owned subsidiary, The Lorain National Bank, today reported that veteran Bank executive James F. Kidd has announced his retirement as President and Chief Executive Officer of The Lorain National Bank and the Bancorp. He will continue to serve the Bank and Bancorp as Vice Chairman of the Board. In accordance with an established management succession plan, Gary C. Smith, Senior Executive Vice President since May 1999, was appointed to succeed Mr. Kidd. A press release relative to this change in Executive Management is attached as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibits:

          99.1 LNB Bancorp, Inc. - Certificate of Amended Articles of Incorporation of LNB Bancorp, Inc.(amended as of December 20, 1999)

          99.2 The press release dated December 21, 1999 of Lorain National Bank, the wholly-owned subsidiary of LNB Bancorp, Inc., related to Changes in Executive Management

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LNB BANCORP, INC.
                                          (registrant)

Date: December 23, 1999                 /s/Gregory D. Friedman
                                        ______________________
                                        Gregory D. Friedman,
                                        Executive Vice President and
                                        Chief Financial Officer



Date: December 23, 1999                 /s/Mitchell J. Fallis
                                        _________________________
                                        Mitchell J. Fallis,
                                        Vice President and
                                        Chief Accounting Officer

                             LNB Bancorp, Inc.
                                 Form 8-K
                              Exhibit Index


     Exhibit                                              Page
     Number                                              Number

     99.1      LNB Bancorp, Inc., - Certificate of Amended  06
               Articles of Incorporation of LNB Bancorp,
               Inc.(amended as of December 20, 1999).

     99.2      Lorain National Bank Press Release dated     13
               December 21, 1999, related to Changes in
               Executive Management.

                       LNB Bancorp, Inc.

                      Exhibit to Form 8-K

                          Exhibit 99.1


            LNB Bancorp, Inc. - Certificate of Amended Articles of
                    Incorporation of LNB Bancorp, Inc.
                    (amended as of December 20, 1999).

                         LNB Bancorp, Inc.

                Certificate of Amended Articles of
                Incorporation of LNB Bancorp, Inc.

                 (Amended as of December 20, 1999)

           CERTIFICATE OF AMENDED ARTICLES OF INCORPORATION
                               OF
                        LNB BANCORP, INC.

Mr. James F. Kidd, President of LNB Bancorp, Inc., and Mr. Thomas P. Ryan, as Executive Vice President and Secretary/Treasurer of LNB Bancorp, Inc., an Ohio Corporation, for profit, with its principal location at 457 Broadway, Lorain, Ohio, do hereby certify that a meeting of the Share-holders was duly called and held on Tuesday, December 14, 1999, at 10:00 o'clock a.m., at which meeting a quorum of the Shareholders was present in person or by proxy.

The said James F. Kidd, as President, and Thomas P. Ryan, as Executive Vice President and Secretary/Treasurer, do further certify that by a vote of 3,534,553 shares for; 116,410 shares against; and 41,890 shares abstaining, which vote constituted an affirmative vote of 85.73% of the holders and shares entitled to vote, the following resolution was adopted to amend the Articles of Incorporation, to-wit:

       BE IT RESOLVED, that Article IV of the Articles of Incorporation of LNB Bancorp, Inc. be amended to increase the number of authorized shares of common stock from 5 million to 15 million shares, said authorized shares to be subject to the provisions of the amended
       ARTICLE IV as set forth in the attached "Exhibit A."

       BE IT FURTHER RESOLVED, that ARTICLE IV of the Articles of
       Incorporation of LNB Bancorp, Inc., as amended, shall read as set Forth in attached "Exhibit A."

The said James F. Kidd, as President, and Thomas P. Ryan, as Executive Vice President and Secretary/Treasurer, do further certify that by a vote of 2,865,383 shares for; 317,986 shares against; and 512,038 shares abstaining, which vote constituted an affirmative vote of 69.50% of the holders and shares entitled to vote, the following resolution was adopted to amend the Articles of Incorporation, to-wit:

       BE IT RESOLVED, that Article IV of the Articles of Incorporation of LNB Bancorp, Inc. be amended to provide for 1,000,000 authorized shares of Voting Preferred Stock, said authorized shares to be subject to the provisions of the amended ARTICLE IV as set forth in the attached "Exhibit A."

       BE IT FURTHER RESOLVED, that ARTICLE IV of the Articles of
       Incorporation, of LNB Bancorp, Inc., as amended, shall read as set forth in the attached "Exhibit A."

The said James F. Kidd, as President, and Thomas P. Ryan, As Executive Vice President and Secretary/Treasurer, do further certify that by a vote of 2,886,214 shares for; 270,398 shares against; and 538,795 shares abstaining, which vote constituted an affirmative vote of 70% of the holders and shares entitled to vote, the following resolution was adopted to amend the Articles of Incorporation, to-wit:

       BE IT RESOLVED, that ARTICLE XI of the Articles of Incorporation of LNB Bancorp, Inc. be amended to eliminate pre-emptive rights of shareholders to purchase additional shares upon issuance.

       BE IT FURTHER RESOLVED, that ARTICLE XI of the Articles of
       Incorporation of LNB Bancorp, Inc., as amended, shall read as set forth in attached "Exhibit B."

IN WITNESS WHEREOF, the above-named officers, acting on behalf of LNB Bancorp, Inc., an Ohio corporation have subscribed their names this 17 day of December, 1999.
                                           /s/James F. Kidd
                                           ______________________________
                                           James F. Kidd, President

                                           /s/Thomas P. Ryan
                                           ______________________________
                                           Thomas P. Ryan, Executive Vice
                                           President & Secretary/Treasurer

                               "EXHIBIT A"

                                ARTICLE IV

FOURTH: Subject to the provisions of this Article FOURTH, the total number of shares of all classes of stock which the Corporation shall have the authority to issue is 16,000,000 shares consisting of (i)15,000,000 shares of Common Stock, $1 par value (the "Common Stock"); and (ii) 1,000,000 shares of Voting Preferred Stock, no par value (the "Voting Preferred Stock").

A.     Common Stock

The holders of the Common Stock are entitled at all times to one vote for each share and to such dividends as the Board of Directors may in its discretion from time to time legally declare, subject, however, to the voting and dividend rights of the holders of the Voting Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation after the payment of all debts and necessary expenses shall be distributed among the holders of the Common Stock pro rata in accordance with their respective holdings, subject, however, to the rights of the holders of the Voting Preferred Stock then outstanding. The Common Stock is subject to all of the terms and provisions of the Voting Preferred Stock as fixed by the Board of Directors as hereinafter provided.

B.     Voting Preferred Stock

The Board of Directors is hereby expressly authorized to adopt amendments to the Articles of Incorporation to provide for the issuance of one or more series of Voting Preferred Stock, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, including without limitation the following, and the shares of each series may vary from the shares of any other series in the following respects:

       (a) the division of such shares into series and the designation and authorized number of shares of each series;

       (b)    the dividend rate on the shares;

       (c) the dates of payment of dividends, whether the dividends shall be cumulative and, if cumulative, the date from which dividends shall accumulate;

       (d) the redemption rights, if any, and the redemption price or prices for the particular series, if redeemable, and the terms and conditions of such redemption;

       (e)    sinking fund requirements, if any;

       (f) the preference, if any, of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of affairs of the Corporation;

       (g) the right, if any, of the shares of such series to be converted into shares of any other series or class and the terms and conditions of such conversion; and

       (h) any other relative rights, preferences and limitations of that series.

The holders of Voting Preferred Stock shall be entitled at all times to one vote for each share, voting as a class. Voting Preferred Stock redeemed or otherwise acquired by the Corporation shall assume the status of authorized but unissued Voting Preferred Stock and shall be unclassified as to series and may thereafter, subject to the provisions of this Article FOURTH, as it may be amended, be reissued in the same manner as other authorized but unissued Voting Preferred Stock.

C.     Purchase of Securities

The Board of Directors of the Corporation shall have the power to cause the Corporation from time to time and at any time to purchase, redeem, hold, sell, transfer or otherwise deal with (1) shares of any class or series issued by it, subject to the express terms of such shares, (2) any security or other obligation of the Corporation which may confer upon the holder thereof the right to convert the same into shares of any class or series authorized by the Articles of Incorporation, and (3) any security or other obligation which may confer upon the holder thereof the right to purchase shares of any class or series authorized by the Articles of Incorporation. The Corporation shall have the right to repurchase, if and when any shareholder desires to sell, or on the happening of any event is required to sell, shares of any class or series issued by the Corporation. The authority granted in this paragraph C of Article IV of these Articles of Incorporation shall not limit the plenary authority of the Directors to purchase, redeem, hold, sell, transfer or otherwise deal with shares of any class or series, or other securities or obligations issued by the Corporation or authorized by its Articles of Incorporation.

                                "EXHIBIT B"

ELEVENTH: No holders of shares of any class shall have the right to vote cumulatively in the election of directors.

                         LNB Bancorp, Inc.

                         Exhibit to Form 8-K

                           Exhibit 99.2

          The press release dated December 21, 1999 of Lorain
          National Bank, the wholly-owned subsidiary of LNB Bancorp, Inc., related to Changes in Executive
          Management.

FOR IMMEDIATE RELEASE

CONTACTS:
Thomas P. Ryan                             Gregory D. Friedman
Executive Vice President                   Executive Vice President and
and Secretary/Treasurer                    Chief Financial Officer
(440) 244-7319                             (440) 989-3360
               LNB BANCORP APPOINTS GARY SMITH SUCCESSOR
               TO RETIRING PRESIDENT AND CEO JAMES KIDD

LORAIN, OHIO DECEMBER 21, 1999 The Board of Directors of LNB Bancorp, Inc. (OTC BB: LNBB), and its wholly owned subsidiary, The Lorain National Bank, today reported that veteran Bank executive James F. Kidd has announced his retirement as president and chief executive officer of The Lorain National Bank and the Bancorp. He will continue to serve the Bank and Bancorp as Vice Chairman of the Board. In accordance with an established management succession plan, Gary C. Smith, senior executive vice president since May 1999, was appointed to succeed Mr. Kidd.

Commenting on the transition, Smith said, "I am truly privileged to carry on the unique team environment championed by Jim, whose leadership has been inspirational to our entire bank family. We all look forward to continuing the tradition he has helped to build, and move into the year 2000 focused on providing the kind of service that has become our hallmark by creating value for our shareholders, controlling our own destiny, and fulfilling the needs of our customers."

Regarding Smith's appointment, Mr. Kidd said, "We were fortunate to find someone like Gary, who not only shares our vision of what a community bank represents, but also possesses the skills and experience necessary to lead our Bank into the future. With Gary at the helm of our excellent management team, I am confident that the Bank will sustain its community bank tradition in the years ahead."

Mr. Kidd, 60, began his career in 1964 as a bank teller. Over the past 35 years he has held a wide variety of positions at the Bank, serving as president and chief executive officer since January 1996. An active trustee and former chairman of the Board of Trustees for Lorain County's Chamber of Commerce, Mr. Kidd is also a member of the Ohio Bankers Association and Lorain County Together. In addition, he is actively involved in such community initiatives as the United Way of Lorain County, where he is a former chairman, and Community Health Partners, where he serves as trustee and chairman. Mr. Kidd also serves as trustee for the Center for Leadership in Education and is a member of the Lorain County Reads program.

Mr. Smith, 52, brings with him more than 30 years of banking experience, 17 of which were served on the executive level of other community banks in Ohio. Before joining Lorain National Bank in May 1999, he was president of Bank First National in Newark, Ohio, and previously served as senior lending officer and Chairman of the Board of Directors Loan Committee for EST National Bank in Elyria, Ohio. Mr. Smith is a member of the Avon Lake Kiwanis Club and the Lorain County Chamber's Board, where he serves on its Executive Committee. Previously, he was a member of the Elyria Rotary, Sales and Marketing Executives, Lorain County JVS Foundation Board, Avon Lake Business Association and Robert Morris Associates.

LNB Bancorp, Inc., with $590 million in assets, is a locally owned, independent bank holding company. Its subsidiary, The Lorain National Bank, is an aggressive and proactive community bank operating 21 retail branch offices and 28 ATMs in the nine communities of Lorain, Elyria, Amherst, Avon Lake, Oberlin, Vermilion, Olmsted Township, LaGrange and Westlake. Lorain National Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Lorain National Bank offers a full range of bank products and services while specializing in small business, mortgage, and personal banking services, including investment management and trust services. Additional information about LNB Bancorp's financial results and Lorain National Bank's products and services can be accessed at our World Wide Web site on the Internet at www.4LNB.com or by calling (800) 860-1007.